UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2006

EXELIXIS, INC.

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 0-30235

Delaware	04-3257395
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

170 Harbor Way

P.O. Box 511

South San Francisco, California 94083-0511

(Address of Principal Executive Offices, Including Zip Code)

(650) 837-7000

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items to be Included in this Report

Item 1.01.	Entry into a Material Definitive Agreement

On December 14, 2006, Exelixis, Inc. (the “Company”) entered into Amendment No. 1 (the “Amendment”) to the Purchase Option Agreement, dated June 9, 2005 (the “Purchase Option Agreement”), among the Company, Symphony Evolution Holdings, LLC (“Holdings”) and Symphony Evolution, Inc. (“SEI”). The Purchase Option Agreement is one of a series of related agreements that the Company entered into on June 9, 2005 to provide for the financing (the “Symphony Financing”) of the clinical development of the Company’s product candidates XL784, XL647 and XL999 (the “Programs”). Pursuant to the Purchase Option Agreement, the Company received an exclusive purchase option from Holdings (the “Purchase Option”) to acquire all of the equity of SEI, which is holding the Company’s intellectual property rights related to the Programs, thereby allowing the Company to reacquire all of the Programs. The Amendment allows the Company, at its election, to pay up to 100% of the Purchase Option exercise price in shares of the Company’s common stock. Under the original terms of the Purchase Option Agreement, the Company was entitled only to pay up to 33% of the Purchase Option exercise price in shares. The Company entered into the Amendment in connection with the termination of its option to reacquire one of the three Programs from SEI.

The Amendment also provides that Holdings, its members and any transferees will be subject to certain limitations with respect to the resale of any shares of Company common stock that are issued by the Company to Holdings in connection with the payment of the Purchase Option exercise price.

The foregoing summary of the Amendment and the original Symphony Financing is not intended to be complete and is qualified by reference to the full text of the Amendment, which is filed as Exhibit 10.1 hereto and incorporated herein by reference, and the Symphony Financing documents, which are filed as Exhibits 10.4 to 10.8 to the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 9, 2005. In addition, a more detailed description of the Symphony Financing is contained in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 13, 2005.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1	Amendment No. 1, dated December 14, 2006, to the Purchase Option Agreement, dated June 9, 2005, among Exelixis, Inc., Symphony Evolution Holdings, LLC and Symphony Evolution, Inc.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

EXEXELIXIS, INC.

Date:	December 18, 2006	By:	/s/ Christoph Pereira
Christoph Pereira
Vice President, Legal Affairs and Secretary

Exhibit Index

Exhibit No.	Description of Exhibit
10.1	Amendment No. 1, dated December 14, 2006, to the Purchase Option Agreement, dated June 9, 2005, among Exelixis, Inc., Symphony Evolution Holdings, LLC and Symphony Evolution, Inc.